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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 23, 1998
                                                        ----------------
                              HARCOR ENERGY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)


                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-9300                                              33-0234380
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(Commission File Number)                               (IRS Employer I.D. No.)

                         Five Post Oak Park, Suite 222
                               4400 Post Oak Park
                            Houston, TX  77027-3416
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code (713) 961-1804
                                                          --------------
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Item 5.  Other Events

         On January 23, 1998 HarCor Energy, Inc. (the "Registrant" and the "Company") announced that it had reached an agreement in principle with Seneca Resources Corporation ("Seneca") for the sale of the Company to Seneca for a total cash price of $32,536,000 or $2 per share of the Company common stock. The purpose of this Form 8-K Current Report is to file as exhibits, a copy of the news release dated January 23, 1998 of HarCor announcing such proposed sale and a copy of the related agreement in principle between HarCor and Seneca.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 99.1 News release dated January 23, 1998 announcing agreement in principle with Seneca Resources Corporation for the sale of the Company to Seneca.

                 99.2 Agreement in principle dated as of January 21, 1998 between the Company and Seneca Resources Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HarCor Energy, Inc.
                                               ---------------------------
                                                       (Registrant)


Date:  January 24, 1998


                                                   /s/   Gary S. Peck
                                               ---------------------------
                                               Gary S. Peck
                                               Vice President, Finance










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                                EXHIBIT INDEX




                 99.1 News release dated January 23, 1998 announcing agreement in principle with Seneca Resources Corporation for the sale of the Company to Seneca.

                 99.2 Agreement in principle dated as of January 21, 1998 between the Company and Seneca Resources Corporation.